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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): June 17, 1998

                            Chicago Title Corporation
             (Exact name of registrant as specified in its charter)

                                    Delaware
                 (State or other jurisdiction of incorporation)

       1-13995                                           36-4217886
(Commission File Number)                    (IRS Employer Identification Number)

                             171 North Clark Street
                             Chicago, Illinois 60601
               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (888) 431-4288
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Item 5. Other Events.

         On June 17, 1998, Chicago Title Corporation issued the press release attached hereto as Exhibit 99 and incorporated herein by reference.

Item 7. Financial Statements and Exhibits.

         (c) Exhibits. The following exhibits accompany this Report:

                 Exhibit Number                 Exhibit Description
                -----------------               --------------------
                     99                         Chicago Title Corporation press
                                                release dated June 17, 1998.
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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                   CHICAGO TITLE CORPORATION

Date:  June 18, 1998                               By: /s/ Paul T. Sands, Jr.
                                                       ______________________
                                                       Executive Vice President
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                                Index to Exhibits
                                -----------------

    Exhibit Number                   Description of Exhibit
    --------------                   ----------------------

         99       Chicago Title Corporation press release dated June 17, 1998.